UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2021

Date of reporting period:	January 1, 2021 – December 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Message from the Trustees

February 9, 2022

Dear Shareholder:

In 2021, most areas of the stock market had another above-average year as corporate earnings rose amid rapid gross domestic product growth. Bonds, on the other hand, had a subpar year, with inflation causing concern. Financial markets are now adjusting to a shift in monetary policy, as the U.S. Federal Reserve reduces its bond-purchasing program and considers raising interest rates.

In 2022, the evolving Covid-19 pandemic remains challenging. Still, companies have learned to adapt to unexpected hurdles. Trends in consumer spending, employment, and credit conditions have been encouraging. We believe economic conditions may remain supportive for financial markets this year.

As the economy shifts gears, Putnam’s investment professionals will be actively managing your fund and monitoring risks, as the firm has done for more than 80 years.

Thank you for investing with Putnam.

Performance summary (as of 12/31/21)

Investment objective

To provide a balanced investment comprising a well-diversified portfolio of stocks and bonds that produce both capital growth and current income

Net asset value December 31, 2021

Class IA: $15.02	Class IB: $14.93

Total return at net asset value (as of 12/31/21)

			George		Bloomberg
	Class IA	Class IB	Putnam		U.S.
	shares	shares	Blended	S&P 500	Aggregate
	(4/30/98)	(4/30/98)	Index	Index	Bond Index
1 year	14.28%	14.04%	15.89%	28.71%	–1.54%
5 years	84.08	81.78	82.85	133.41	19.16
Annualized	12.98	12.70	12.83	18.47	3.57
10 years	192.87	185.53	191.53	362.57	33.07
Annualized	11.34	11.06	11.29	16.55	2.90
Life	295.13	273.95	447.70	568.06	198.27
Annualized	5.98	5.73	7.45	8.36	4.73

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

The George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is based on the S&P 500® Index and 40% of which is based on the Bloomberg U.S. Aggregate Bond Index. The S&P 500 Index is an unmanaged index of common stock performance. The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Putnam VT George Putnam Balanced Fund 1

Report from your fund’s managers

Can you describe the investing environment for the 12-month reporting period ended December 31, 2021?

In the first half of 2021, record monetary and fiscal stimulus, the lifting of mobility restrictions, and the widespread availability of vaccines boosted investor sentiment. As economies reopened, the global manufacturing, industrials, financials, and other cyclical sectors rebounded. Better-than-expected corporate earnings lifted investor sentiment. In the second half of 2021, persistent inflation, disruptions in the global supply chain, and materials and labor shortages heightened market volatility. The rapid spread of Omicron, the latest Covid-19 variant, disrupted the pace of global growth. Despite these headwinds, U.S. stocks returned 28.71%, as measured by the S&P 500 Index.

Credit markets also benefited from ample government stimulus, low interest rates, and economic reopenings at the start of the period. Rising inflation — largely driven by surging energy prices — remained a headwind. The Federal Reserve began tapering its monthly bond purchases in November, paving the way for rising interest rates. The yield on the benchmark 10-year U.S. Treasury note rose to 1.52% at period-end from 0.93% at the start of the period. Investment-grade [IG] corporate bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, posted a loss of 1.54% for the period.

How did Putnam VT George Putnam Balanced Fund perform for the reporting period?

The fund’s class IA shares returned 14.28%, underperforming its custom benchmark, the George Putnam Blended Index, which returned 15.89%. This index is composed of 60% stocks, as measured by the S&P 500 Index, and 40% investment-grade bonds, as measured by the Bloomberg U.S. Aggregate Bond Index.

How did the portfolio’s bond allocations perform during the period?

Allocations to corporate bonds represented roughly 14% of the fund’s total assets for the period. U.S. IG corporate bonds were a slight negative contributor to fund performance, although they outperformed the Bloomberg U.S. Aggregate Bond Index. Top performers at the absolute level in our bond portfolio included those issued in utility distribution, food, and life insurance sectors. Positive performance was offset, however, by positioning within pharmaceuticals and media.

How did the portfolio’s stock holdings perform during the period?

Cenovus Energy, a Canadian oil sands operator, was the fund’s top performer. Through its strategic acquisition of Husky Energy in January 2021, Cenovus created Canada’s third-largest crude oil and natural gas producer, which helped boost its valuation. U.S.-based alternative asset manager KKR also contributed to results. KKR added $90 billion to its assets under management following the acquisition of Global Atlantic Financial Group, a retirement and life insurance provider. A secular shift toward alternative investments also provided a tailwind for the stock.

Fidelity National Information Services [FIS], a U.S.-based global payment processing provider, was the top detractor. Despite posting solid revenues and earnings, FIS faced increased competition from several smaller financial technology companies. These new market entrants grew faster than legacy merchant acquirers like FIS, which put downward pressure on the stock. Our investment in U.S. digital entertainment company Activision Blizzard also was a drag on performance. Shares of the stock declined following allegations of workplace misconduct, which led to a series of investigations. We decided to sell the stock before period-end.

As the fund begins a new fiscal year, what is your outlook?

For 2022, we have a constructive outlook for the U.S. corporate bond market. This view is underpinned by our positive view on fundamentals and technicals, and neutral view on valuation. Broad distribution of Covid vaccines and therapeutics, the potential for additional fiscal stimulus, and a continued rebound in corporate earnings to date support our view on fundamentals. We think balance sheets are healthy, with leverage trending off its peak. Valuations will be supported by consistent demand from liability-based and foreign institutional investors, in our view. For equities, we have an overall optimistic outlook, but would expect an uptick in volatility. We believe ongoing supply chain disruptions, raw material cost inflation, and labor market shortages could be a drag on performance. For the fund, we continue to use a rigorous, bottom-up fundamental research process to select stocks and bond issuers that we believe can add value to the portfolio over the long term.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Consider these risks before investing: The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term

2 Putnam VT George Putnam Balanced Fund

bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Putnam VT George Putnam Balanced Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/21 to 12/31/21. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB
Total annual operating expenses for the fiscal
year ended 12/31/20	0.68%	0.93%
Annualized expense ratio for the six-month
period ended 12/31/21*	0.64%	0.89%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/21		ended 12/31/21
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$3.32	$4.61	$3.26	$4.53
Ending value
(after
expenses)	$1,056.30	$1,054.40	$1,021.98	$1,020.72

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/21. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365). Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

4 Putnam VT George Putnam Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Variable Trust and Shareholders of
Putnam VT George Putnam Balanced Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam VT George Putnam Balanced Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2022

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Putnam VT George Putnam Balanced Fund 5

The fund’s portfolio 12/31/21

COMMON STOCKS (60.9%)*	Shares	Value

Automotive (1.5%)
General Motors Co. †	5,512	$323,169
Tesla, Inc. †	2,652	2,802,581
United Rentals, Inc. †	1,543	512,723
		3,638,473
Basic materials (1.7%)
Alamos Gold, Inc. Class A (Canada)	40,596	312,183
Albemarle Corp.	430	100,521
Anglo American PLC (United Kingdom)	5,469	223,261
Avery Dennison Corp.	2,993	648,194
Corteva, Inc.	13,749	650,053
Diversey Holdings, Ltd. †	7,925	105,482
Dow, Inc.	2,768	157,001
Eastman Chemical Co.	1,610	194,665
Fortune Brands Home & Security, Inc.	1,073	114,704
Linde PLC	1,545	535,234
Newmont Corp.	1,571	97,433
PPG Industries, Inc.	1,566	270,041
Sherwin-Williams Co. (The)	2,177	766,652
		4,175,424
Capital goods (3.9%)
Ball Corp.	2,566	247,029
Boeing Co. (The) †	1,150	231,518
CAE, Inc. (Canada) †	7,839	197,749
Deere & Co.	1,656	567,826
Eaton Corp. PLC	5,367	927,525
Emerson Electric Co.	7,096	659,715
General Dynamics Corp.	1,222	254,750
Honeywell International, Inc.	4,939	1,029,831
Ingersoll Rand, Inc.	7,784	481,596
Johnson Controls International PLC	18,928	1,539,036
Northrop Grumman Corp.	3,470	1,343,133
Otis Worldwide Corp.	14,054	1,223,682
Raytheon Technologies Corp.	14,346	1,234,617
		9,938,007
Commercial and consumer services (2.5%)
Aramark	8,001	294,837
Booking Holdings, Inc. †	358	858,924
Ecolab, Inc.	1,096	257,111
Mastercard, Inc. Class A	9,440	3,391,981
PayPal Holdings, Inc. †	8,184	1,543,339
		6,346,192
Communication services (0.1%)
T-Mobile US, Inc. †	1,226	142,191
		142,191
Computers (2.4%)
Apple, Inc.	34,712	6,163,810
		6,163,810
Conglomerates (0.2%)
General Electric Co.	3,813	360,214
		360,214
Consumer staples (3.6%)
Altria Group, Inc.	7,540	357,321
Chipotle Mexican Grill, Inc. †	365	638,111
Coca-Cola Co. (The)	17,792	1,053,464
Constellation Brands, Inc. Class A	599	150,331
Costco Wholesale Corp.	1,349	765,827
McCormick & Co., Inc. (non-voting shares)	3,922	378,904
Olaplex Holdings, Inc. †	19,053	555,014
PepsiCo, Inc.	12,408	2,155,394

COMMON STOCKS (60.9%)* cont.	Shares	Value

Consumer staples cont.
Procter & Gamble Co. (The)	17,153	$2,805,888
Sea, Ltd. ADR (Singapore) †	1,350	302,009
		9,162,263
Electronics (3.0%)
Advanced Micro Devices, Inc. †	15,591	2,243,545
NVIDIA Corp.	13,722	4,035,777
Qualcomm, Inc.	3,913	715,570
Vontier Corp.	19,278	592,413
		7,587,305
Energy (1.8%)
Capricorn Energy PLC (United Kingdom)	47,444	120,922
Cenovus Energy, Inc. (Canada)	113,710	1,394,239
ConocoPhillips	4,885	352,599
Exxon Mobil Corp.	30,636	1,874,617
Royal Dutch Shell PLC Class A (United Kingdom)	23,412	513,937
TotalEnergies SE (France)	7,592	385,759
		4,642,073
Financials (7.7%)
AIA Group, Ltd. (Hong Kong)	36,800	370,996
American International Group, Inc.	25,222	1,434,123
Apollo Global Management, Inc.	16,430	1,190,025
Assured Guaranty, Ltd.	31,837	1,598,217
AXA SA (France)	33,883	1,010,107
Bank of America Corp.	33,488	1,489,881
Citigroup, Inc.	45,457	2,745,148
Gaming and Leisure Properties, Inc. R	28,102	1,367,443
Goldman Sachs Group, Inc. (The)	5,763	2,204,636
KKR & Co., Inc.	19,878	1,480,911
Morgan Stanley	6,750	662,580
Prudential PLC (United Kingdom)	61,004	1,052,380
Quilter PLC (United Kingdom)	307,980	619,046
Silvergate Capital Corp. Class A †	1,784	264,389
Visa, Inc. Class A	6,975	1,511,552
Vornado Realty Trust R	9,675	404,996
		19,406,430
Gaming and lottery (0.1%)
Penn National Gaming, Inc. † S	6,086	315,559
		315,559
Health care (8.0%)
Abbott Laboratories	8,674	1,220,779
AbbVie, Inc.	13,605	1,842,117
Amgen, Inc.	1,537	345,779
Anthem, Inc.	1,371	635,513
Baxter International, Inc.	6,463	554,784
Bio-Rad Laboratories, Inc. Class A †	797	602,189
Biogen, Inc. †	520	124,758
Boston Scientific Corp. †	19,303	819,991
Bristol-Myers Squibb Co.	4,800	299,280
Cigna Corp.	2,687	617,016
Cooper Cos., Inc. (The)	656	274,825
CVS Health Corp.	4,694	484,233
Danaher Corp.	3,962	1,303,538
DexCom, Inc. †	592	317,874
Edwards Lifesciences Corp. †	3,288	425,960
Eli Lilly and Co.	2,767	764,301
Ginkgo Bioworks Holdings, Inc. †	9,530	79,194
Intuitive Surgical, Inc. †	1,691	607,576
Johnson & Johnson	6,933	1,186,028
McKesson Corp.	1,231	305,990
Medtronic PLC	2,813	291,005
Merck & Co., Inc.	7,523	576,563

6 Putnam VT George Putnam Balanced Fund

COMMON STOCKS (60.9%)* cont.	Shares	Value

Health care cont.
Moderna, Inc. †	1,106	$280,902
Pfizer, Inc.	20,000	1,181,000
Regeneron Pharmaceuticals, Inc. †	1,762	1,112,738
Thermo Fisher Scientific, Inc.	2,231	1,488,612
UnitedHealth Group, Inc.	4,372	2,195,356
Zimmer Biomet Holdings, Inc.	2,349	298,417
		20,236,318
Homebuilding (0.4%)
PulteGroup, Inc.	19,088	1,091,070
		1,091,070
Lodging/Tourism (0.3%)
Hilton Worldwide Holdings, Inc. †	5,200	811,148
		811,148
Media (0.2%)
Walt Disney Co. (The) †	3,822	591,990
		591,990
Retail (6.7%)
Amazon.com, Inc. †	2,402	8,009,085
Bath & Body Works, Inc.	2,784	194,295
BJ’s Wholesale Club Holdings, Inc. †	1,791	119,943
Burlington Stores, Inc. †	783	228,252
CarMax, Inc. †	3,873	504,381
Home Depot, Inc. (The)	8,333	3,458,278
Lululemon Athletica, Inc. (Canada) †	492	192,593
Nike, Inc. Class B	3,577	596,179
O’Reilly Automotive, Inc. †	762	538,147
Target Corp.	5,020	1,161,829
TJX Cos., Inc. (The)	3,376	256,306
Walmart, Inc.	10,136	1,466,578
Warby Parker, Inc. Class A †	3,931	183,027
		16,908,893
Software (7.4%)
Adobe, Inc. †	3,717	2,107,762
Intuit, Inc.	4,334	2,787,715
Microsoft Corp.	31,173	10,484,103
Oracle Corp.	20,899	1,822,602
Unity Software, Inc. †	9,804	1,401,874
		18,604,056
Technology services (6.1%)
Alphabet, Inc. Class A †	2,814	8,152,271
Fidelity National Information Services, Inc.	22,528	2,458,931
Meta Platforms, Inc. Class A †	8,558	2,878,483
Salesforce.com, Inc. †	7,663	1,947,398
		15,437,083
Textiles (0.1%)
Levi Strauss & Co. Class A	8,554	214,107
		214,107
Transportation (1.3%)
CSX Corp.	12,735	478,836
Southwest Airlines Co. †	7,162	306,820
Union Pacific Corp.	9,650	2,431,125
		3,216,781
Utilities and power (1.9%)
Ameren Corp.	5,333	474,690
Exelon Corp.	20,577	1,188,528
NextEra Energy, Inc.	11,863	1,107,530
NRG Energy, Inc.	49,039	2,112,600
		4,883,348

Total common stocks (cost $104,447,271)		$153,872,735

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (7.0%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.4%)
Government National Mortgage Association
Pass-Through Certificates
4.50%, 3/20/49	$493,540	$535,262
3.50%, with due dates from 11/20/47 to 4/20/51	1,405,962	1,504,649
3.00%, 7/20/46	315,954	330,687
2.00%, 1/20/51	979,283	988,303
		3,358,901
U.S. Government Agency Mortgage Obligations (5.6%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
2.50%, with due dates from 7/1/50 to 2/1/51	218,232	224,194
Federal National Mortgage Association
Pass-Through Certificates
5.50%, with due dates from 7/1/33 to 11/1/38	80,716	91,774
5.00%, 8/1/33	35,323	38,957
4.50%, 2/1/49	802,243	878,561
4.00%, with due dates from 4/1/49 to 5/1/49	915,764	977,120
3.50%, with due dates from 11/1/49 to 12/1/49	924,501	973,636
3.00%, 6/1/46	378,833	400,963
2.50%, with due dates from 7/1/50 to 7/1/51	5,825,737	5,965,089
2.00%, 10/1/50	2,511,814	2,509,784
Uniform Mortgage-Backed Securities 4.50%,
TBA, 1/1/52	2,000,000	2,143,750
		14,203,828
Total U.S. government and agency mortgage obligations
(cost $17,659,251)		$17,562,729

	Principal
U.S. TREASURY OBLIGATIONS (14.2%)*	amount	Value

U.S. Treasury Bonds
3.00%, 2/15/47	$880,000	$1,066,582
2.75%, 8/15/42 #	3,400,000	3,877,674
1.875%, 2/15/51	750,000	742,031
1.25%, 5/15/50	1,490,000	1,265,278
U.S. Treasury Notes
2.75%, 2/15/24	2,630,000	2,738,949
2.375%, 8/15/24	2,550,000	2,647,775
2.25%, 11/15/27	2,340,000	2,457,441
1.625%, 5/15/31	2,000,000	2,025,313
1.625%, 9/30/26	1,860,000	1,891,605
1.625%, 2/15/26	1,030,000	1,047,933
1.625%, 10/31/23	2,750,000	2,795,994
1.50%, 2/15/30	760,000	763,919
1.50%, 3/31/23	2,200,000	2,226,990
1.125%, 2/28/25	4,710,000	4,726,559
0.625%, 10/15/24	2,950,000	2,926,031
0.25%, 6/15/23	2,740,000	2,727,263
Total U.S. treasury obligations (cost $35,969,839)		$35,927,337

	Principal
CORPORATE BONDS AND NOTES (14.6%)*	amount	Value

Basic materials (0.9%)
Celanese US Holdings, LLC company guaranty
sr. unsec. notes 3.50%, 5/8/24 (Germany)	$45,000	$47,001
Celanese US Holdings, LLC company guaranty
sr. unsec. notes 1.40%, 8/5/26 (Germany)	95,000	92,692
CF Industries, Inc. company guaranty sr. unsec.
bonds 4.95%, 6/1/43	174,000	209,235
Georgia-Pacific, LLC 144A sr. unsec. sub. notes
2.10%, 4/30/27	200,000	202,468

Putnam VT George Putnam Balanced Fund 7

	Principal
CORPORATE BONDS AND NOTES (14.6%)* cont.	amount	Value

Basic materials cont.
Glencore Finance Canada, Ltd. 144A company
guaranty sr. unsec. unsub. notes 6.00%,
11/15/41 (Canada)	$5,000	$6,587
Glencore Funding, LLC 144A company guaranty
sr. unsec. notes 2.50%, 9/1/30	258,000	249,853
Huntsman International, LLC sr. unsec. notes
4.50%, 5/1/29	210,000	232,131
International Flavors & Fragrances, Inc. sr. unsec.
notes 4.45%, 9/26/28	80,000	90,565
International Flavors & Fragrances, Inc.
144A company guaranty sr. unsec. bonds
3.468%, 12/1/50	27,000	28,286
International Flavors & Fragrances, Inc. 144A sr.
unsec. notes 2.30%, 11/1/30	48,000	47,067
International Paper Co. sr. unsec. notes
8.70%, 6/15/38	10,000	16,280
Nutrien, Ltd. sr. unsec. notes 2.95%,
5/13/30 (Canada)	170,000	178,895
Sherwin-Williams Co. (The) sr. unsec. unsub.
bonds 3.45%, 6/1/27	87,000	94,123
Westlake Chemical Corp. sr. unsec. bonds
3.125%, 8/15/51	233,000	224,400
Westlake Chemical Corp. sr. unsec. bonds
2.875%, 8/15/41	117,000	113,825
WestRock MWV, LLC company guaranty sr.
unsec. unsub. notes 8.20%, 1/15/30	140,000	194,097
WestRock MWV, LLC company guaranty sr.
unsec. unsub. notes 7.95%, 2/15/31	10,000	14,099
Weyerhaeuser Co. sr. unsec. unsub. notes
7.375%, 3/15/32 R	82,000	115,362
		2,156,966
Capital goods (0.7%)
Berry Global, Inc. 144A company guaranty sr.
notes 1.65%, 1/15/27	135,000	131,881
Berry Global, Inc. 144A company guaranty sr.
notes 1.57%, 1/15/26	160,000	156,563
Boeing Co. (The) sr. unsec. bonds 5.93%, 5/1/60	85,000	117,953
Boeing Co. (The) sr. unsec. notes 4.875%, 5/1/25	90,000	98,466
Howmet Aerospace, Inc. sr. unsec. unsub. notes
3.00%, 1/15/29	155,000	155,208
Johnson Controls International PLC sr. unsec.
unsub. bonds 4.50%, 2/15/47	125,000	151,475
L3Harris Technologies, Inc. sr. unsec. bonds
1.80%, 1/15/31	90,000	85,898
L3Harris Technologies, Inc. sr. unsec. notes
3.85%, 12/15/26	100,000	108,745
L3Harris Technologies, Inc. sr. unsec. sub. notes
4.40%, 6/15/28	68,000	76,324
Northrop Grumman Corp. sr. unsec. unsub.
notes 3.25%, 1/15/28	210,000	224,746
Oshkosh Corp. sr. unsec. sub. notes
4.60%, 5/15/28	99,000	111,577
Oshkosh Corp. sr. unsec. unsub. notes
3.10%, 3/1/30	21,000	21,817
Otis Worldwide Corp. sr. unsec. notes
2.565%, 2/15/30	90,000	91,294
Waste Connections, Inc. sr. unsec. sub. bonds
3.50%, 5/1/29	130,000	140,573
		1,672,520

	Principal
CORPORATE BONDS AND NOTES (14.6%)* cont.	amount	Value

Communication services (1.6%)
American Tower Corp. sr. unsec. bonds
2.70%, 4/15/31 R	$263,000	$263,800
American Tower Corp. sr. unsec. notes
2.90%, 1/15/30 R	130,000	133,229
American Tower Corp. sr. unsec. sub. notes
2.75%, 1/15/27 R	66,000	68,025
AT&T, Inc. company guaranty sr. unsec. unsub.
notes 2.30%, 6/1/27	205,000	208,558
AT&T, Inc. sr. unsec. unsub. bonds 3.30%, 2/1/52	300,000	293,812
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33	213,000	208,323
AT&T, Inc. sr. unsec. unsub. bonds 2.25%, 2/1/32	147,000	142,049
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	12,000	14,492
CC Holdings GS V, LLC/Crown Castle GS III Corp.
company guaranty sr. notes 3.849%, 4/15/23	30,000	31,044
Charter Communications Operating, LLC/
Charter Communications Operating Capital
Corp. company guaranty sr. bonds 2.80%, 4/1/31	44,000	43,538
Charter Communications Operating,
LLC/Charter Communications Operating
Capital Corp. company guaranty sr. notes
3.75%, 2/15/28	55,000	58,921
Charter Communications Operating, LLC/
Charter Communications Operating Capital
Corp. company guaranty sr. sub. bonds
6.484%, 10/23/45	111,000	151,580
Charter Communications Operating, LLC/
Charter Communications Operating Capital
Corp. sr. bonds 3.70%, 4/1/51	5,000	4,834
Charter Communications Operating, LLC/
Charter Communications Operating Capital
Corp. company guaranty sr. sub. bonds
5.375%, 5/1/47	74,000	88,327
Comcast Corp. company guaranty sr. unsec.
unsub. bonds 3.999%, 11/1/49	127,000	147,160
Comcast Corp. company guaranty sr. unsec.
unsub. bonds 2.35%, 1/15/27	113,000	117,033
Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.50%, 11/15/35	6,000	8,614
Comcast Corp. company guaranty sr. unsec.
unsub. notes 3.15%, 3/1/26	20,000	21,324
Comcast Corp. sr. unsec. bonds 3.45%, 2/1/50	201,000	214,632
Comcast Corp. 144A company guaranty sr.
unsec. bonds 2.887%, 11/1/51	26,000	25,168
Cox Communications, Inc. 144A company
guaranty sr. unsec. bonds 2.95%, 10/1/50	101,000	94,292
Cox Communications, Inc. 144A sr. unsec. bonds
3.50%, 8/15/27	73,000	78,416
Cox Communications, Inc. 144A sr. unsec. notes
3.35%, 9/15/26	76,000	80,668
Crown Castle International Corp. sr. unsec.
bonds 3.80%, 2/15/28 R	134,000	145,805
Crown Castle International Corp. sr. unsec.
bonds 3.65%, 9/1/27 R	66,000	70,902
Crown Castle International Corp. sr. unsec. notes
4.75%, 5/15/47 R	30,000	36,783
Crown Castle International Corp. sr. unsec. sub.
bonds 2.25%, 1/15/31	130,000	126,652
Equinix, Inc. sr. unsec. sub. notes
3.20%, 11/18/29 R	194,000	203,911
Rogers Communications, Inc. company
guaranty sr. unsec. bonds 8.75%,
5/1/32 (Canada)	10,000	15,080

8 Putnam VT George Putnam Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.6%)* cont.	amount	Value

Communication services cont.
Rogers Communications, Inc. company
guaranty sr. unsec. unsub. notes 4.50%,
3/15/43 (Canada)	$35,000	$39,697
T-Mobile USA, Inc. company guaranty sr. notes
3.875%, 4/15/30	6,000	6,563
T-Mobile USA, Inc. company guaranty sr. notes
3.75%, 4/15/27	229,000	247,984
T-Mobile USA, Inc. company guaranty sr. notes
2.55%, 2/15/31	90,000	89,548
Verizon Communications, Inc. sr. unsec. bonds
3.70%, 3/22/61	123,000	133,359
Verizon Communications, Inc. sr. unsec. notes
3.15%, 3/22/30	140,000	148,113
Verizon Communications, Inc. sr. unsec. notes
2.55%, 3/21/31	62,000	62,553
Verizon Communications, Inc. sr. unsec. unsub.
notes 4.329%, 9/21/28	200,000	227,191
Videotron, Ltd./Videotron Ltee. 144A sr. unsec.
notes 5.125%, 4/15/27 (Canada)	80,000	82,400
		4,134,380
Conglomerates (—%)
General Electric Co. jr. unsec. sub. FRN
(BBA LIBOR USD 3 Month + 3.33%), 3.533%,
perpetual maturity	89,000	88,110
		88,110
Consumer cyclicals (1.5%)
Alimentation Couche-Tard, Inc. 144A
company guaranty sr. unsec. notes 3.55%,
7/26/27 (Canada)	120,000	128,550
Alimentation Couche-Tard, Inc. 144A sr. unsec.
notes 2.95%, 1/25/30 (Canada)	131,000	135,314
Amazon.com, Inc. sr. unsec. notes
4.05%, 8/22/47	125,000	151,556
Amazon.com, Inc. sr. unsec. notes
3.15%, 8/22/27	98,000	105,842
Amazon.com, Inc. sr. unsec. unsub. notes
1.50%, 6/3/30	90,000	87,216
Autonation, Inc. company guaranty sr. unsec.
notes 4.50%, 10/1/25	24,000	26,091
Autonation, Inc. sr. unsec. bonds 2.40%, 8/1/31	63,000	60,764
BMW US Capital, LLC 144A company guaranty sr.
unsec. notes 3.95%, 8/14/28	77,000	86,059
Booking Holdings, Inc. sr. unsec. sub. notes
4.625%, 4/13/30	155,000	181,151
Discovery Communications, LLC company
guaranty sr. unsec. unsub. notes 3.625%, 5/15/30	62,000	66,282
Dollar General Corp. sr. unsec. sub. notes
3.25%, 4/15/23	60,000	61,450
Ecolab, Inc. sr. unsec. unsub. notes
3.25%, 12/1/27	122,000	132,393
Ford Motor Co. sr. unsec. unsub. notes
3.625%, 6/17/31	235,000	247,381
General Motors Co. sr. unsec. bonds
5.95%, 4/1/49	76,000	104,027
General Motors Co. sr. unsec. bonds
5.20%, 4/1/45	30,000	37,118
General Motors Financial Co., Inc. company
guaranty sr. unsec. notes 4.00%, 10/6/26	40,000	43,191
General Motors Financial Co., Inc. company
guaranty sr. unsec. unsub. notes 4.30%, 7/13/25	47,000	50,663
Global Payments, Inc. sr. unsec. notes
2.90%, 5/15/30	33,000	33,599

	Principal
CORPORATE BONDS AND NOTES (14.6%)* cont.	amount	Value

Consumer cyclicals cont.
IHS Markit, Ltd. 144A company guaranty notes
4.75%, 2/15/25 (United Kingdom)	$160,000	$173,800
IHS Markit, Ltd. 144A company guaranty sr.
unsec. notes 4.00%, 3/1/26 (United Kingdom)	67,000	72,528
Interpublic Group of Cos., Inc. (The) sr. unsec.
sub. bonds 4.65%, 10/1/28	197,000	225,895
Lennar Corp. company guaranty sr. unsec.
unsub. notes 4.75%, 11/29/27	189,000	213,888
Moody’s Corp. sr. unsec. bonds 2.55%, 8/18/60	80,000	70,165
Omnicom Group, Inc. company guaranty sr.
unsec. unsub. notes 3.60%, 4/15/26	42,000	45,029
Omnicom Group, Inc. sr. unsec. sub. notes
2.45%, 4/30/30	185,000	184,796
QVC, Inc. company guaranty sr. notes
4.85%, 4/1/24	50,000	53,382
S&P Global, Inc. company guaranty sr. unsec.
bonds 2.50%, 12/1/29	175,000	180,729
S&P Global, Inc. company guaranty sr. unsec.
notes 1.25%, 8/15/30	56,000	52,249
Sirius XM Radio, Inc. 144A company guaranty sr.
unsec. bonds 3.875%, 9/1/31	205,000	200,992
Sirius XM Radio, Inc. 144A sr. unsec. bonds
5.00%, 8/1/27	150,000	155,438
Stellantis Finance US, Inc. 144A company
guaranty sr. unsec. notes 2.691%, 9/15/31	200,000	196,583
ViacomCBS, Inc. company guaranty sr. unsec.
bonds 4.20%, 6/1/29	60,000	66,666
ViacomCBS, Inc. company guaranty sr. unsec.
unsub. bonds 2.90%, 1/15/27	48,000	49,984
ViacomCBS, Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/26	17,000	18,354
		3,699,125
Consumer staples (0.9%)
Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. bonds 5.55%, 1/23/49	151,000	208,902
Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. bonds 4.60%, 4/15/48	196,000	239,677
Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 4.75%, 1/23/29	112,000	130,361
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	200,000	207,140
CVS Pass-Through Trust 144A sr. mtge. notes
7.507%, 1/10/32	111,989	138,682
ERAC USA Finance, LLC 144A company guaranty
sr. unsec. notes 7.00%, 10/15/37	150,000	220,982
ERAC USA Finance, LLC 144A company guaranty
sr. unsec. notes 5.625%, 3/15/42	87,000	117,832
Keurig Dr Pepper, Inc. company guaranty sr.
unsec. bonds 3.20%, 5/1/30	41,000	43,344
Keurig Dr Pepper, Inc. company guaranty sr.
unsec. notes 2.25%, 3/15/31	115,000	113,322
Keurig Dr Pepper, Inc. company guaranty sr.
unsec. unsub. notes 4.597%, 5/25/28	80,000	90,982
Kraft Heinz Foods Co. company guaranty sr.
unsec. bonds 4.375%, 6/1/46	140,000	163,940
Kraft Heinz Foods Co. company guaranty sr.
unsec. sub. notes 4.875%, 10/1/49	115,000	144,433
Kraft Heinz Foods Co. company guaranty sr.
unsec. sub. notes 3.875%, 5/15/27	29,000	31,324
Netflix, Inc. sr. unsec. unsub. notes
5.875%, 11/15/28	74,000	88,985

Putnam VT George Putnam Balanced Fund 9

	Principal
CORPORATE BONDS AND NOTES (14.6%)* cont.	amount	Value

Consumer staples cont.
Netflix, Inc. sr. unsec. unsub. notes
4.375%, 11/15/26	$215,000	$238,113
Netflix, Inc. 144A sr. unsec. bonds
4.875%, 6/15/30	91,000	106,129
		2,284,148
Energy (0.6%)
BP Capital Markets America, Inc. company
guaranty sr. unsec. notes 3.119%, 5/4/26	80,000	84,607
BP Capital Markets America, Inc. company
guaranty sr. unsec. unsub. notes 3.937%, 9/21/28	88,000	97,382
Cheniere Corpus Christi Holdings, LLC company
guaranty sr. notes 5.125%, 6/30/27	110,000	124,115
Cheniere Energy Partners LP 144A company
guaranty sr. unsec. unsub. bonds 3.25%, 1/31/32	70,000	70,525
ConocoPhillips 144A company guaranty sr.
unsec. notes 3.75%, 10/1/27	130,000	142,505
Continental Resources, Inc. 144A company
guaranty sr. unsec. bonds 2.875%, 4/1/32	245,000	239,672
Diamondback Energy, Inc. company guaranty sr.
unsec. notes 3.25%, 12/1/26	105,000	110,736
Equinor ASA company guaranty sr. unsec. notes
5.10%, 8/17/40 (Norway)	80,000	104,856
Occidental Petroleum Corp. sr. unsec. sub.
bonds 6.20%, 3/15/40	122,000	150,060
Sabine Pass Liquefaction, LLC sr. bonds
4.20%, 3/15/28	24,000	26,289
Sabine Pass Liquefaction, LLC sr. notes
5.00%, 3/15/27	105,000	117,933
Transcanada Trust company guaranty jr. unsec.
sub. FRB 5.30%, 3/15/77 (Canada)	135,000	139,556
		1,408,236
Financials (4.7%)
ABN AMRO Bank NV 144A unsec. sub. FRB
3.324%, 3/13/37 (Netherlands)	200,000	199,831
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust company guaranty sr. unsec.
bonds 3.30%, 1/30/32 (Ireland)	270,000	275,068
Air Lease Corp. sr. unsec. notes Ser. MTN,
3.00%, 2/1/30	195,000	194,629
Air Lease Corp. sr. unsec. sub. bonds
4.625%, 10/1/28	27,000	29,781
Air Lease Corp. sr. unsec. sub. notes
3.25%, 10/1/29	32,000	32,687
Air Lease Corp. sr. unsec. unsub. notes
3.00%, 9/15/23	115,000	118,022
Aon PLC company guaranty sr. unsec. unsub.
notes 4.25%, 12/12/42	220,000	250,692
Ares Capital Corp. sr. unsec. sub. notes
3.875%, 1/15/26	205,000	216,048
Australia & New Zealand Banking Group, Ltd.
144A unsec. sub. FRB 2.57%, 11/25/35 (Australia)	200,000	191,455
Banco Santander SA unsec. sub. FRB 3.225%,
11/22/32 (Spain)	600,000	600,564
Bank of America Corp. jr. unsec. sub. bonds
Ser. JJ, 5.125%, perpetual maturity	95,000	99,394
Bank of America Corp. jr. unsec. sub. FRN Ser. AA,
6.10%, perpetual maturity	32,000	34,680
Bank of America Corp. sr. unsec. FRN Ser. MTN,
2.496%, 2/13/31	75,000	75,191
Bank of America Corp. unsec. sub. notes
6.11%, 1/29/37	150,000	200,793
Bank of Montreal unsec. sub. FRN 3.803%,
12/15/32 (Canada)	45,000	48,267

	Principal
CORPORATE BONDS AND NOTES (14.6%)* cont.	amount	Value

Financials cont.
Bank of Nova Scotia (The) sr. unsec. notes 2.00%,
11/15/22 (Canada)	$400,000	$405,260
Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. bonds 2.85%, 10/15/50	30,000	29,559
Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. notes 4.30%, 5/15/43	83,000	99,588
BNP Paribas SA 144A jr. unsec. sub. FRN 4.625%,
perpetual maturity (France)	200,000	200,600
BPCE SA 144A unsec. sub. notes 5.15%,
7/21/24 (France)	200,000	216,572
Cantor Fitzgerald LP 144A unsec. notes
6.50%, 6/17/22	89,000	91,202
Capital One Financial Corp. unsec. sub. FRB
2.359%, 7/29/32	178,000	168,514
Capital One Financial Corp. unsec. sub. notes
4.20%, 10/29/25	63,000	68,623
CIT Group, Inc. sr. unsec. unsub. notes
5.25%, 3/7/25	240,000	264,391
Citigroup, Inc. jr. unsec. sub. FRN 3.875%,
perpetual maturity	205,000	205,219
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	10,000	10,776
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	270,000	332,004
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	264,000	294,365
CNO Financial Group, Inc. sr. unsec. unsub. notes
5.25%, 5/30/25	28,000	30,902
Credit Suisse AG sr. unsec. notes 1.00%, 5/5/23	400,000	401,047
Credit Suisse Group AG 144A sr. unsec. FRN
2.193%, 6/5/26 (Switzerland)	250,000	251,258
Deutsche Bank AG sr. unsec. unsub. FRN 2.311%,
11/16/27 (Germany)	150,000	149,933
Deutsche Bank AG unsec. sub. FRB 3.729%,
1/14/32 (Germany)	225,000	230,022
Digital Realty Trust LP company guaranty sr.
unsec. bonds 4.45%, 7/15/28 R	185,000	208,522
Fairfax Financial Holdings, Ltd. sr. unsec. notes
4.85%, 4/17/28 (Canada)	145,000	161,287
Fairfax US, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 8/13/24	40,000	42,796
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%,
perpetual maturity	29,000	29,479
GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. bonds 3.25%, 1/15/32 R	65,000	65,350
Goldman Sachs Group, Inc. (The) jr. unsec. sub.
FRN 3.65%, 7/28/51	135,000	133,313
Goldman Sachs Group, Inc. (The) sr. unsec. FRB
4.223%, 5/1/29	97,000	107,750
Goldman Sachs Group, Inc. (The) sr. unsec.
unsub. notes 3.85%, 1/26/27	192,000	206,356
Goldman Sachs Group, Inc. (The) sr. unsec.
unsub. notes 2.60%, 2/7/30	450,000	457,223
Intercontinental Exchange, Inc. sr. unsec. bonds
2.65%, 9/15/40	127,000	122,642
Intercontinental Exchange, Inc. sr. unsec. bonds
1.85%, 9/15/32	63,000	60,303
Intesa Sanpaolo SpA 144A unsec. sub. bonds
4.198%, 6/1/32 (Italy)	220,000	220,556
JPMorgan Chase & Co. jr. unsec. bonds 6.10%,
perpetual maturity	26,000	27,430
JPMorgan Chase & Co. jr. unsec. sub. FRB
Ser. HH, 4.60%, perpetual maturity	146,000	149,833
JPMorgan Chase & Co. jr. unsec. sub. FRB
Ser. W, (BBA LIBOR USD 3 Month + 1.00%),
1.125%, 5/15/47	87,000	73,132

10 Putnam VT George Putnam Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.6%)* cont.	amount	Value

Financials cont.
JPMorgan Chase & Co. jr. unsec. sub. FRN 3.65%,
perpetual maturity	$26,000	$25,935
JPMorgan Chase & Co. sr. unsec. unsub. FRB
3.964%, 11/15/48	185,000	216,974
JPMorgan Chase & Co. unsec. sub. FRB
2.956%, 5/13/31	363,000	375,841
KKR Group Finance Co. VI, LLC 144A company
guaranty sr. unsec. bonds 3.75%, 7/1/29	25,000	27,451
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes
4.375%, 3/15/29	185,000	210,881
Massachusetts Mutual Life Insurance Co. 144A
unsec. sub. bonds 3.729%, 10/15/70	175,000	193,661
MetLife Capital Trust IV 144A jr. unsec. sub. notes
7.875%, 12/15/37	400,000	546,000
Morgan Stanley unsec. sub. notes Ser. GMTN,
4.35%, 9/8/26	450,000	497,402
Neuberger Berman Group, LLC/Neuberger
Berman Finance Corp. 144A sr. unsec. notes
4.875%, 4/15/45	40,000	47,316
Prologis LP sr. unsec. unsub. notes
2.25%, 4/15/30 R	62,000	62,315
Prologis LP sr. unsec. unsub. notes
2.125%, 4/15/27 R	26,000	26,425
Prudential Financial, Inc. jr. unsec. sub. FRN
5.625%, 6/15/43	15,000	15,600
Prudential Financial, Inc. jr. unsec. sub. FRN
5.20%, 3/15/44	173,000	182,083
Prudential Financial, Inc. sr. unsec. notes
6.625%, 6/21/40	35,000	52,236
Royal Bank of Canada unsec. sub. notes
Ser. GMTN, 4.65%, 1/27/26 (Canada)	35,000	38,814
Societe Generale SA 144A jr. unsec. sub. notes
5.375%, perpetual maturity (France)	205,000	215,362
Teachers Insurance & Annuity Association
of America 144A unsec. sub. notes
6.85%, 12/16/39	40,000	59,675
Toronto-Dominion Bank (The) unsec. sub. FRB
3.625%, 9/15/31 (Canada)	78,000	83,790
Truist Financial Corp. jr. unsec. sub. FRB Ser. N,
4.80%, 9/1/24	75,000	78,188
UBS AG unsec. sub. notes 5.125%, 5/15/24
(Switzerland)	360,000	385,416
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	225,000	224,135
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U,
5.875%, perpetual maturity	65,000	71,013
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%,
perpetual maturity	80,000	82,200
Westpac Banking Corp. unsec. sub. bonds
4.421%, 7/24/39 (Australia)	85,000	99,377
Westpac Banking Corp. unsec. sub. bonds
2.963%, 11/16/40 (Australia)	79,000	77,482
		11,978,481
Health care (1.4%)
AbbVie, Inc. sr. unsec. notes 3.20%, 11/21/29	320,000	342,142
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	83,000	106,177
Amgen, Inc. sr. unsec. unsub. notes
2.60%, 8/19/26	33,000	34,401
Becton Dickinson and Co. sr. unsec. notes
2.823%, 5/20/30	110,000	113,858
Bristol-Myers Squibb Co. sr. unsec. notes
2.75%, 2/15/23	400,000	409,068
Bristol-Myers Squibb Co. sr. unsec. sub. notes
3.40%, 7/26/29	295,000	323,026

	Principal
CORPORATE BONDS AND NOTES (14.6%)* cont.	amount	Value

Health care cont.
Cigna Corp. company guaranty sr. unsec. unsub.
notes 3.75%, 7/15/23	$118,000	$122,709
CVS Health Corp. sr. unsec. unsub. notes
4.78%, 3/25/38	213,000	259,274
CVS Pass-Through Trust 144A sr. mtge. notes
4.704%, 1/10/36	11,268	12,672
DH Europe Finance II Sarl company guaranty sr.
unsec. bonds 3.40%, 11/15/49 (Luxembourg)	185,000	201,237
DH Europe Finance II Sarl company guaranty sr.
unsec. notes 2.60%, 11/15/29 (Luxembourg)	80,000	82,655
HCA, Inc. company guaranty sr. bonds
5.25%, 6/15/26	67,000	75,346
HCA, Inc. company guaranty sr. bonds
3.50%, 7/15/51	43,000	43,837
HCA, Inc. company guaranty sr. notes
4.125%, 6/15/29	65,000	71,524
HCA, Inc. company guaranty sr. sub. bonds
5.50%, 6/15/47	35,000	45,799
HCA, Inc. company guaranty sr. sub. notes
5.00%, 3/15/24	10,000	10,753
Service Corp. International sr. unsec. notes
4.625%, 12/15/27	30,000	31,313
Service Corp. International sr. unsec. notes
3.375%, 8/15/30	20,000	19,631
Service Corp. International sr. unsec. sub. notes
4.00%, 5/15/31	165,000	167,063
UnitedHealth Group, Inc. sr. unsec. unsub. notes
2.00%, 5/15/30	211,000	209,473
Viatris, Inc. company guaranty sr. unsec. bonds
4.00%, 6/22/50	380,000	404,733
Viatris, Inc. company guaranty sr. unsec. notes
2.30%, 6/22/27	75,000	75,437
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	150,000	166,432
Zoetis, Inc. sr. unsec. sub. notes 3.00%, 9/12/27	90,000	94,866
		3,423,426
Technology (1.4%)
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	160,000	142,578
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	84,000	86,558
Apple, Inc. sr. unsec. bonds 2.80%, 2/8/61	430,000	426,960
Apple, Inc. sr. unsec. unsub. notes
4.375%, 5/13/45	150,000	189,149
Broadcom, Inc. company guaranty sr. unsec.
bonds 4.15%, 11/15/30	358,000	397,042
Broadcom, Inc. 144A sr. unsec. bonds
3.187%, 11/15/36	72,000	71,875
Cisco Systems, Inc./California sr. unsec. unsub.
notes 3.625%, 3/4/24	400,000	424,352
Dell International, LLC/EMC Corp. company
guaranty sr. bonds 8.35%, 7/15/46	7,000	11,638
Microchip Technology, Inc. company guaranty
sr. notes 4.333%, 6/1/23	83,000	86,515
Microsoft Corp. sr. unsec. unsub. bonds
2.921%, 3/17/52	371,000	393,898
Microsoft Corp. sr. unsec. unsub. bonds
2.40%, 8/8/26	66,000	69,067
Oracle Corp. sr. unsec. bonds 3.95%, 3/25/51	50,000	51,905
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	225,000	227,501
Salesforce.com, Inc. sr. unsec. bonds
3.05%, 7/15/61	185,000	190,267
Salesforce.com, Inc. sr. unsec. bonds
2.90%, 7/15/51	185,000	188,276

Putnam VT George Putnam Balanced Fund 11

	Principal
CORPORATE BONDS AND NOTES (14.6%)* cont.	amount	Value

Technology cont.
Sensata Technologies, Inc. 144A company
guaranty sr. unsec. notes 3.75%, 2/15/31	$170,000	$169,397
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	200,000	186,161
VMware, Inc. sr. unsec. unsub. bonds
2.20%, 8/15/31	199,000	195,457
		3,508,596
Transportation (—%)
Penske Truck Leasing Co. LP/PTL Finance Corp.
144A sr. unsec. bonds 3.40%, 11/15/26	86,000	91,121
		91,121
Utilities and power (0.9%)
AES Corp. (The) sr. unsec. unsub. notes
2.45%, 1/15/31	135,000	131,531
American Electric Power Co., Inc. sr. unsec.
unsub. notes Ser. J, 4.30%, 12/1/28	66,000	73,535
American Transmission Systems, Inc. 144A sr.
unsec. bonds 2.65%, 1/15/32	50,000	50,464
Appalachian Power Co. sr. unsec. unsub. notes
Ser. L, 5.80%, 10/1/35	60,000	77,010
Commonwealth Edison Co. sr. mtge. bonds
5.875%, 2/1/33	15,000	19,262
Consolidated Edison Co. of New York, Inc. sr.
unsec. unsub. notes 4.20%, 3/15/42	40,000	45,264
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	130,000	140,537
El Paso Natural Gas Co., LLC company guaranty
sr. unsec. unsub. notes 8.375%, 6/15/32	75,000	107,332
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%,
12/1/26 (Canada)	42,000	46,066
Energy Transfer LP jr. unsec. sub. FRN 6.625%,
perpetual maturity	257,000	243,487
Energy Transfer LP sr. unsec. unsub. notes
7.60%, 2/1/24	30,000	32,970
Energy Transfer LP sr. unsec. unsub. notes
6.50%, 2/1/42	20,000	25,767
Enterprise Products Operating, LLC company
guaranty sr. unsec. notes 2.80%, 1/31/30	230,000	239,808
Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	65,000	73,514
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	116,000	127,306
IPALCO Enterprises, Inc. sr. sub. notes
3.70%, 9/1/24	35,000	36,610
Kinder Morgan Energy Partners LP company
guaranty sr. unsec. notes 5.40%, 9/1/44	16,000	19,372
NRG Energy, Inc. 144A company guaranty sr.
notes 3.75%, 6/15/24	80,000	83,570
NRG Energy, Inc. 144A company guaranty sr.
unsec. bonds 3.875%, 2/15/32	120,000	117,600
Oncor Electric Delivery Co., LLC sr. notes
5.75%, 3/15/29	55,000	67,300
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	30,000	28,963
Pacific Gas and Electric Co. sr. bonds
4.95%, 7/1/50	70,000	76,234
PacifiCorp sr. bonds 2.70%, 9/15/30	86,000	88,537
Sunoco Logistics Partners Operations
LP company guaranty sr. unsec. unsub. notes
5.95%, 12/1/25	25,000	28,484
Vistra Operations Co., LLC 144A company
guaranty sr. notes 4.30%, 7/15/29	58,000	62,024
Vistra Operations Co., LLC 144A company
guaranty sr. notes 3.55%, 7/15/24	67,000	68,995

	Principal
CORPORATE BONDS AND NOTES (14.6%)* cont.	amount	Value

Utilities and power cont.
WEC Energy Group, Inc. jr. unsec. sub. FRN
Ser. A, (BBA LIBOR USD 3 Month + 2.11%),
2.269%, 5/15/67	$300,000	$280,125
		2,391,667

Total corporate bonds and notes (cost $35,304,244)		$36,836,776

	Principal
MORTGAGE-BACKED SECURITIES (0.7%)*	amount	Value

BANK Ser. 19-BN19, Class AS, 3.446%, 8/15/61	$81,000	$86,021
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class C, 4.78%, 5/10/47 W	124,000	126,895
Ser. 18-C6, Class AS, 4.642%, 11/10/51 W	78,000	89,109
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	107,000	112,106
Ser. 18-B2, Class A4, 4.009%, 3/10/51	251,000	278,299
COMM Mortgage Trust FRB Ser. 14-UBS6, Class C,
4.439%, 12/10/47 W	20,000	20,464
CSAIL Commercial Mortgage Trust Ser. 19-C17,
Class AS, 3.278%, 9/15/52	215,000	227,197
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 17-C01,
Class 1EB1, (1 Month US LIBOR + 1.25%),
1.353%, 7/25/29	30,000	30,041
FIRSTPLUS Home Loan Owner Trust Ser. 97-3,
Class B1, 7.79%, 11/10/23 (In default) †	14,822	1
GS Mortgage Securities Trust FRB Ser. 14-GC22,
Class C, 4.689%, 6/10/47 W	159,000	163,214
LSTAR Commercial Mortgage Trust 144A FRB
Ser. 15-3, Class AS, 3.166%, 4/20/48 W	31,721	30,615
Morgan Stanley Bank of America Merrill Lynch
Trust Ser. 16-C28, Class A4, 3.544%, 1/15/49	340,000	361,072
Morgan Stanley Capital I Trust Ser. 18-L1,
Class A4, 4.407%, 10/15/51 W	125,000	142,042
Morgan Stanley Capital I Trust 144A FRB
Ser. 12-C4, Class D, 5.412%, 3/15/45 W	117,000	113,264
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A,
Class E, 8.00%, 12/28/38 (In default) †	220,229	2
WF-RBS Commercial Mortgage Trust 144A FRB
Ser. 11-C3, Class D, 5.425%, 3/15/44 W	76,851	38,487
Total mortgage-backed securities (cost $1,981,054)		$1,818,829

	Principal
MUNICIPAL BONDS AND NOTES (0.1%)*	amount	Value

CA State G.O. Bonds, (Build America Bonds),
7.50%, 4/1/34	$30,000	$45,950
North TX, Tollway Auth. Rev. Bonds, (Build
America Bonds), 6.718%, 1/1/49	55,000	93,064
OH State U. Rev. Bonds, (Build America Bonds),
4.91%, 6/1/40	40,000	54,565
Total municipal bonds and notes (cost $125,154)		$193,579

UNITS (0.1%)*	Units	Value

GoGreen Investments Corp. †	17,958	$181,555
Total units (cost $179,580)		$181,555

SHORT-TERM INVESTMENTS (3.3%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.12% [d]	240,810	$240,810
Putnam Short Term Investment Fund
Class P 0.13% L	8,194,304	8,194,304
Total short-term investments (cost $8,435,114)		$8,435,114

Total investments (cost $204,101,507)		$254,828,654

12 Putnam VT George Putnam Balanced Fund

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
MTN	Medium Term Notes
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2021 through December 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $252,465,166.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $151,917 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $4,281,430 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/21 (aggregate face value $15,592,329)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	British Pound	Sell	3/16/22	$61,162	$60,187	$(975)
	Singapore Dollar	Buy	2/16/22	698,391	688,616	9,775
Barclays Bank PLC
	British Pound	Sell	3/16/22	1,809,011	1,779,791	(29,220)
	Canadian Dollar	Sell	1/19/22	436,612	439,073	2,461
	Euro	Sell	3/16/22	468,953	467,394	(1,559)
Citibank, N.A.
	British Pound	Buy	3/16/22	609,048	599,352	9,696
	Canadian Dollar	Sell	1/19/22	535,983	539,052	3,069
	Danish Krone	Sell	3/16/22	462,171	460,774	(1,397)
	Euro	Sell	3/16/22	469,181	467,600	(1,581)
Goldman Sachs International
	British Pound	Sell	3/16/22	1,775,995	1,747,455	(28,540)
	Canadian Dollar	Buy	1/19/22	33,914	33,501	413
	Canadian Dollar	Sell	1/19/22	33,914	34,108	194
HSBC Bank USA, National Association
	British Pound	Buy	3/16/22	369,813	363,929	5,884
	Euro	Sell	3/16/22	342,166	341,025	(1,141)
JPMorgan Chase Bank N.A.
	British Pound	Buy	3/16/22	675,757	665,029	10,728
	Canadian Dollar	Sell	1/19/22	385,228	387,851	2,623
	Singapore Dollar	Sell	2/16/22	989,646	994,377	4,731
Morgan Stanley & Co. International PLC
	British Pound	Sell	3/16/22	7,578	7,456	(122)
	Danish Krone	Buy	3/16/22	463,122	459,130	3,992

Putnam VT George Putnam Balanced Fund 13

FORWARD CURRENCY CONTRACTS at 12/31/21 (aggregate face value $15,592,329) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
State Street Bank and Trust Co.
	British Pound	Buy	3/16/22	$448,836	$441,687	$7,149
	Canadian Dollar	Buy	1/19/22	302,459	298,777	3,682
	Canadian Dollar	Sell	1/19/22	302,459	304,216	1,757
	Hong Kong Dollar	Sell	2/16/22	325,076	325,650	574
UBS AG
	British Pound	Buy	3/16/22	561,688	552,635	9,053
	Canadian Dollar	Buy	1/19/22	357,401	359,443	(2,042)
	Canadian Dollar	Sell	1/19/22	357,401	353,059	(4,342)
	Euro	Sell	3/16/22	187,102	186,498	(604)
	Swedish Krona	Sell	3/16/22	165,864	166,091	227
WestPac Banking Corp.
	British Pound	Sell	3/16/22	1,434,732	1,411,880	(22,852)
	Canadian Dollar	Sell	1/19/22	565,944	569,177	3,233
	Euro	Buy	3/16/22	87,793	87,516	277
Unrealized appreciation						79,518
Unrealized (depreciation)						(94,375)
Total						$(14,857)

* The exchange currency for all contracts listed is the United States Dollar.

					Unrealized
	Number of	Notional		Expiration	appreciation/
FUTURES CONTRACTS OUTSTANDING at 12/31/21	contracts	amount	Value	date	(depreciation)
S&P 500 Index E-Mini (Long)	11	$2,621,399	$2,617,175	Mar-22	$32,254
Unrealized appreciation					32,254
Unrealized (depreciation)					—
Total					$32,254

TBA SALE COMMITMENTS OUTSTANDING at 12/31/21	Principal	Settlement
(proceeds receivable $2,056,680)	amount	date	Value
Government National Mortgage Association, 4.50%, 1/1/52	$1,000,000	1/20/22	$1,057,023
Uniform Mortgage-Backed Securities, 2.00%, 1/1/52	1,000,000	1/13/22	997,594
Total			$2,054,617

14 Putnam VT George Putnam Balanced Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$4,175,424	$—	$—
Capital goods	9,938,007	—	—
Communication services	142,191	—	—
Conglomerates	360,214	—	—
Consumer cyclicals	29,917,432	—	—
Consumer staples	9,162,263	—	—
Energy	4,642,073	—	—
Financials	19,035,434	370,996	—
Health care	20,236,318	—	—
Technology	47,792,254	—	—
Transportation	3,216,781	—	—
Utilities and power	4,883,348	—	—
Total common stocks	153,501,739	370,996	—
Corporate bonds and notes	—	36,836,776	—
Mortgage-backed securities	—	1,818,829	—
Municipal bonds and notes	—	193,579	—
U.S. government and agency mortgage obligations	—	17,562,729	—
U.S. treasury obligations	—	35,927,337	—
Units	181,555	—	—
Short-term investments	—	8,435,114	—
Totals by level	$153,683,294	$101,145,360	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(14,857)	$—
Futures contracts	32,254	—	—
TBA sale commitments	—	(2,054,617)	—
Totals by level	$32,254	$(2,069,474)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 15

Statement of assets and liabilities
12/31/21

Assets
Investment in securities, at value $238,510 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $195,666,393)	$246,393,540
Affiliated issuers (identified cost $8,435,114) (Note 5)	8,435,114
Cash	103,134
Foreign currency (cost $154) (Note 1)	164
Dividends, interest and other receivables	654,240
Receivable for shares of the fund sold	76,834
Receivable for investments sold	965,409
Receivable for sales of TBA securities (Note 1)	2,059,721
Unrealized appreciation on forward currency contracts (Note 1)	79,518
Total assets	258,767,674

Liabilities
Payable for investments purchased	1,304,495
Payable for purchases of TBA securities (Note 1)	2,147,844
Payable for shares of the fund repurchased	101,590
Payable for compensation of Manager (Note 2)	108,544
Payable for custodian fees (Note 2)	5,673
Payable for investor servicing fees (Note 2)	29,332
Payable for Trustee compensation and expenses (Note 2)	84,558
Payable for administrative services (Note 2)	2,709
Payable for distribution fees (Note 2)	36,852
Payable for variation margin on futures contracts (Note 1)	7,604
Unrealized depreciation on forward currency contracts (Note 1)	94,375
TBA sale commitments, at value (proceeds receivable $2,056,680) (Note 1)	2,054,617
Collateral on securities loaned, at value (Note 1)	240,810
Other accrued expenses	83,505
Total liabilities	6,302,508

Net assets	$252,465,166

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$183,573,236
Total distributable earnings (Note 1)	68,891,930
Total — Representing net assets applicable to capital shares outstanding	$252,465,166

Computation of net asset value Class IA
Net assets	$77,231,985
Number of shares outstanding	5,142,574
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$15.02

Computation of net asset value Class IB
Net assets	$175,233,181
Number of shares outstanding	11,737,300
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$14.93

The accompanying notes are an integral part of these financial statements.

16 Putnam VT George Putnam Balanced Fund

Statement of operations
Year ended 12/31/21

Investment income
Dividends (net of foreign tax of $21,605)	$1,952,317
Interest (including interest income of $5,661 from investments in affiliated issuers) (Note 5)	1,778,585
Securities lending (net of expenses) (Notes 1 and 5)	7,415
Total investment income	3,738,317

Expenses
Compensation of Manager (Note 2)	1,226,073
Investor servicing fees (Note 2)	167,957
Custodian fees (Note 2)	24,484
Trustee compensation and expenses (Note 2)	9,351
Distribution fees (Note 2)	413,923
Administrative services (Note 2)	6,122
Other	113,480
Total expenses	1,961,390

Expense reduction (Note 2)	(128)
Net expenses	1,961,262

Net investment income	1,777,055

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	16,342,998
Foreign currency transactions (Note 1)	1,585
Forward currency contracts (Note 1)	231,498
Futures contracts (Note 1)	415,428
Written options (Note 1)	3,003
Total net realized gain	16,994,512
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	12,648,607
Assets and liabilities in foreign currencies	(470)
Forward currency contracts	61,068
Futures contracts	4,006
Total change in net unrealized appreciation	12,713,211

Net gain on investments	29,707,723

Net increase in net assets resulting from operations	$31,484,778

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 17

Statement of changes in net assets

	Year ended	Year ended
	12/31/21	12/31/20
Increase in net assets
Operations:
Net investment income	$1,777,055	$2,013,528
Net realized gain on investments and foreign currency transactions	16,994,512	13,503,290
Change in net unrealized appreciation of investments and assets and liabilities in foreign currencies	12,713,211	14,759,058
Net increase in net assets resulting from operations	31,484,778	30,275,876
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(748,675)	(892,032)
Class IB	(1,369,975)	(1,442,300)
Net realized short-term gain on investments
Class IA	(1,395,258)	(1,494,889)
Class IB	(3,170,830)	(2,856,503)
From net realized long-term gain on investments
Class IA	(2,741,902)	(2,136,955)
Class IB	(6,231,178)	(4,083,395)
Increase from capital share transactions (Note 4)	11,788,547	18,140,559
Total increase in net assets	27,615,507	35,510,361
Net assets:
Beginning of year	224,849,659	189,339,298
End of year	$252,465,166	$224,849,659

The accompanying notes are an integral part of these financial statements.

18 Putnam VT George Putnam Balanced Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)[e]
Class IA
12/31/21	$14.13	.13	1.76	1.89	(.15)	(.85)	(1.00)	$15.02	14.28	$77,232.64		.91	97
12/31/20	13.26	.15	1.64	1.79	(.18)	(.74)	(.92)	14.13	15.61	69,648.68		1.20	113
12/31/19	11.38	.20	2.46	2.66	(.20)	(.58)	(.78)	13.26	24.35	66,059.69		1.62	128
12/31/18	11.82	.19	(.52)	(.33)	(.11)	—	(.11)	11.38	(2.82)	56,636.71		1.56	264
12/31/17	10.44	.15	1.43	1.58	(.20)	—	(.20)	11.82	15.29	65,849.72		1.39	191
Class IB
12/31/21	$14.05	.09	1.76	1.85	(.12)	(.85)	(.97)	$14.93	14.04	$175,233.89		.66	97
12/31/20	13.19	.12	1.63	1.75	(.15)	(.74)	(.89)	14.05	15.32	155,202.93		.93	113
12/31/19	11.33	.17	2.45	2.62	(.18)	(.58)	(.76)	13.19	24.00	123,280.94		1.36	128
12/31/18	11.78	.16	(.53)	(.37)	(.08)	—	(.08)	11.33	(3.14)	78,718.96		1.31	264
12/31/17	10.40	.13	1.42	1.55	(.17)	—	(.17)	11.78	15.08	77,464.97		1.14	191

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Portfolio turnover includes TBA purchase and sale commitments.

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 19

Notes to financial statements 12/31/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2021 through December 31, 2021.

Putnam VT George Putnam Balanced Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and common stocks (growth or value stocks or both) of large U.S. companies, with a greater focus on common stocks. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class  IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of

20 Putnam VT George Putnam Balanced Fund

the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the

Putnam VT George Putnam Balanced Fund 21

terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $75,593 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $240,810 and the value of securities loaned amounted to $238,510.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, and from interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $333,730 to increase undistributed net investment income, $15 to decrease paid-in capital and $333,715 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$54,168,272
Unrealized depreciation	(3,995,992)
Net unrealized appreciation	50,172,280
Undistributed ordinary income	1,877,790
Undistributed long-term gains	11,799,997
Undistributed short-term gains	5,041,700
Cost for federal income tax purposes	$202,619,154

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 40.7% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.511% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period.

22 Putnam VT George Putnam Balanced Fund

During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$52,080
Class IB	115,877
Total	$167,957

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $128 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $158, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class  IB shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities, including
TBA commitments (Long-term)	$199,655,050	$206,775,322
U.S. government securities
(Long-term)	24,727,053	18,483,853
Total	$224,382,103	$225,259,175

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/21		Year ended 12/31/20		Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	510,078	$7,217,230	232,522	$2,963,149	1,271,742	$18,249,402	2,515,895	$31,161,588
Shares issued in connection with
reinvestment of distributions	365,160	4,885,835	416,180	4,523,875	808,101	10,771,983	773,980	8,382,198
	875,238	12,103,065	648,702	7,487,024	2,079,843	29,021,385	3,289,875	39,543,786
Shares repurchased	(662,136)	(9,547,111)	(702,744)	(9,067,791)	(1,385,141)	(19,788,792)	(1,592,393)	(19,822,460)
Net increase (decrease)	213,102	$2,555,954	(54,042)	$(1,580,767)	694,702	$9,232,593	1,697,482	$19,721,326

Putnam VT George Putnam Balanced Fund 23

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
	Fair value as of				and fair value as of
Name of affiliate	12/31/20	Purchase cost	Sale proceeds	Investment income	12/31/21
Short-term investments
Putnam Cash Collateral Pool, LLC*	$1,105,040	$20,738,693	$21,602,923	$883	$240,810
Putnam Short Term Investment
Fund**	9,054,597	43,945,008	44,805,301	5,661	8,194,304
Total Short-term investments	$10,159,637	$64,683,701	$66,408,224	$6,544	$8,435,114

*No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

**Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*
Written equity option contracts (contract amount)	$—*
Futures contracts (number of contracts)	8
Forward currency contracts (contract amount)	$15,300,000
*For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging	Statement of assets and		Statement of assets and
instruments under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange contracts	Receivables	$79,518	Payables	$94,375
Equity contracts	Receivables	32,254*	Payables	—
Total		$111,772		$94,375

*Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

24 Putnam VT George Putnam Balanced Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging			Forward currency
instruments under ASC 815	Options	Futures	contracts	Total
Foreign exchange contracts	$—	$—	$231,498	$231,498
Equity contracts	(11,295)	415,428	—	404,133
Total	$(11,295)	$415,428	$231,498	$635,631

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Forward currency contracts	Total
Foreign exchange contracts	$—	$61,068	$61,068
Equity contracts	4,006	—	4,006
Total	$4,006	$61,068	$65,074

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

						HSBC		Morgan
					Goldman	Bank USA,		Stanley &	State
	Bank of		BofA		Sachs	National	JPMorgan	Co. Inter-	Street		WestPac
	America	Barclays	Securities,	Citibank,	Interna-	Associa-	Chase	national	Bank and		Banking
	N.A.	Bank PLC	Inc.	N.A.	tional	tion	Bank N.A.	PLC	Trust Co.	UBS AG	Corp.	Total
Assets:
Futures contracts§	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Forward currency
contracts#	9,775	2,461	—	12,765	607	5,884	18,082	3,992	13,162	9,280	3,510	79,518
Total Assets	$9,775	$2,461	$—	$12,765	$607	$5,884	$18,082	$3,992	$13,162	$9,280	$3,510	$79,518
Liabilities:
Futures contracts§	—	—	7,604	—	—	—	—	—	—	—	—	7,604
Forward currency
contracts#	975	30,779	—	2,978	28,540	1,141	—	122	—	6,988	22,852	94,375
Total Liabilities	$975	$30,779	$7,604	$2,978	$28,540	$1,141	$—	$122	$—	$6,988	$22,852	$101,979
Total Financial and
Derivative Net Assets	$8,800	$(28,318)	$(7,604)	$9,787	$(27,933)	$4,743	$18,082	$3,870	$13,162	$2,292	$(19,342)	$(22,461)
Total collateral received
(pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$8,800	$(28,318)	$(7,604)	$9,787	$(27,933)	$4,743	$18,082	$3,870	$13,162	$2,292	$(19,342)
Controlled collateral
received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged)
(including TBA
commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $151,917.

Note 9 — New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Putnam VT George Putnam Balanced Fund 25

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $13,017,615 as a capital gain dividend with respect to the taxable year ended December 31, 2021, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 23.33% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

26 Putnam VT George Putnam Balanced Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*	Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.	
Ravi Akhoury Born 1947 Trustee since 2009	Private investor	Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.	
Barbara M. Baumann Born 1955 Trustee since 2010	President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.	Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private independent exploration and production company; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.	Director of the Great Lakes Science Center and of College Now Greater Cleveland.	
Catharine Bond Hill Born 1954 Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.	Director of Yale-NUS College and Trustee of Yale University.	
Paul L. Joskow Born 1947 Trustee since 1997	The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.	Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.	
Kenneth R. Leibler Born 1949 Trustee since 2006 Vice Chair from 2016 to 2018, and Chair since 2018	Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.	Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.	
George Putnam, III Born 1951 Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.	Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Putnam VT George Putnam Balanced Fund 27

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of December 31, 2021, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Richard T. Kircher (Born 1962)	Denere P. Poulack (Born 1968)
Vice President and Chief Compliance Officer	Vice President and BSA Compliance Officer	Assistant Vice President, Assistant Clerk,
Since 2016	Since 2019	and Assistant Treasurer
Chief Compliance Officer and Chief Risk Officer,	Assistant Director, Operational Compliance,	Since 2004
Putnam Investments, and Chief Compliance	Putnam Investments and Putnam
Officer, Putnam Management	Retail Management	Janet C. Smith (Born 1965)
Vice President, Principal Financial
Nancy E. Florek (Born 1957)	Martin Lemaire (Born 1984)	Officer, Principal Accounting Officer,
Vice President, Director of Proxy Voting	Vice President and Derivatives Risk Manager	and Assistant Treasurer
and Corporate Governance, Assistant Clerk,	Since 2022	Since 2007
and Assistant Treasurer	Risk Manager and Risk Analyst,	Head of Fund Administration Services, Putnam
Since 2000	Putnam Investments	Investments and Putnam Management

Michael J. Higgins (Born 1976)	Susan G. Malloy (Born 1957)	Stephen J. Tate (Born 1974)
Vice President, Treasurer, and Clerk	Vice President and Assistant Treasurer	Vice President and Chief Legal Officer
Since 2010	Since 2007	Since 2021
	Head of Accounting and Middle Office Services,	General Counsel, Putnam Investments, Putnam
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management	Management, and Putnam Retail Management
Executive Vice President, Principal Executive
Officer, and Compliance Liaison	Alan G. McCormack (Born 1964)	Mark C. Trenchard (Born 1962)
Since 2004	Vice President and Derivatives Risk Manager	Vice President
	Since 2022	Since 2002
	Head of Quantitative Equities and Risk,	Director of Operational Compliance, Putnam
	Putnam Investments	Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

28 Putnam VT George Putnam Balanced Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT from the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investments	Kenneth R. Leibler, Chair
100 Federal Street	Mailing address:	Liaquat Ahamed
Boston, MA 02110	P.O. Box 219697	Ravi Akhoury
	Kansas City, MO 64121-9697	Barbara M. Baumann
Investment Sub-Advisor	1-800-225-1581	Katinka Domotorffy
Putnam Investments Limited		Catharine Bond Hill
16 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1ER	State Street Bank and Trust Company	George Putnam, III
Robert L. Reynolds
Marketing Services	Legal Counsel	Manoj P. Singh
Putnam Retail Management	Ropes & Gray LLP	Mona K. Sutphen
Limited Partnership
100 Federal Street	Independent Registered
Boston, MA 02110	Public Accounting Firm
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT George Putnam Balanced Fund 29

This report has been prepared for the shareholders
of Putnam VT George Putnam Balanced Fund.	VTAN021 328332 2/22

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2021	$66,601	$ —	$7,397	$ —
December 31, 2020	$65,610	$ —	$8,078	$ —

For the fiscal years ended December 31, 2021 and December 31, 2020, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $300,817 and $621,772 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2021	$ —	$293,420	$ —	$ —
December 31, 2020	$ —	$613,694	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 25, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 25, 2022